American Century Capital Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated April 24, 2020 ■ Statement of Additional Information dated August 1, 2019

The entries for Miles Lewis are deleted from the Accounts Managed table on page 31 and the Ownership of Securities table on pages 33-34 of the Statement of Additional Information.
The following entry is added to the Accounts Managed table on page 31 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Ryan Cope	Number of Accounts	3	2	7
	Assets	$1.5 billion(1)	$173 million	$240 million

[1]	Includes $1.4 billion in Small Cap Value. Information is provided as of April 21, 2020.

The following entry is added under Small Cap Value in the Ownership of Securities table on page 34 of the Statement of Additional Information:

Aggregate Dollar Range of Securities in Fund
Small Cap Value Fund
Ryan Cope(1)	C
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]
This figure excludes 401(k) investments in a collective trust vehicle that is managed substantially identically to Small Cap Value. Inclusion of such 401(k) investments would result in the amount categorized in the table as a D for Ryan Cope. Information is provided as of April 21, 2020.

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CL-SPL-96199   2004